                                                                   EXHIBIT 10.14

                                LEASE AGREEMENT
                              RGL LEASING COMPANY
                                 JULY 1, 1996


               LESSEE: SOMNUS MEDICAL TECHNOLOGIES, INC.
                       ---------------------------------------

               ADDRESS: 995 BENICIA DRIVE
                        --------------------------------------

               CITY & STATE: SUNNYVALE, CA.      ZIP: 94086
                            -------------------       -----


DESCRIPTION OF LEASED EQUIPMENT: (See attached Exhibit A)

EFFECTIVE DATE OF LEASE:  July 1, 1996

NUMBER OF LEASE PAYMENTS: 48 (See attached Exhibit B)

AMOUNT OF MONTHLY RENTAL: $1,977.90 (See attached Exhibit B)

FIXED INTEREST RATE OF:   10.0%

PURCHASE OPTION PRICE:  $7,798.50

                                LEASE AGREEMENT

RGL Leasing Company, as Lessor hereby leases to Lessee, and Lessee rents from Lessor, the machinery , equipment and other personal property described above, together with attachments and accessories, all hereinafter referred to as the "equipment" upon the terms and conditions as set forth in this lease.

LEASE TERM: The lease term shall be for 48 months and shall begin on the
                                        --
effective date of the lease specified above.

RENTAL PAYMENTS: Lessee agrees to pay as rental for use of the equipment the rental payments specified above, with the first and last such rental payment totaling $3,955.86 due on the effective date of the lease specified above. The
          --------
remaining monthly payments shall be due on the 1st of each succeeding month.
                                               ---
All rent and other sums payable by Lessee to Lessor under the terms of this lease shall be paid to the Lessor at its office or as the Lessor may hereafter direct. Lessee agrees that Lessor may collect a late rental charge of each rental payment which is in arrears not less than ten (10) days, said charge to be in an amount equal to five percent (5%) of said rental payment, plus all other collection agency fees and costs, or the maximum permitted under applicable law, whichever is the lesser amount.

PURCHASE OPTION: If Lessee has complied with all other terms and conditions of the lease, Lessee is given the option to purchase the equipment at the above purchase option price at termination of the lease, 48 months after the effective
date.                                              --


Undersigned agrees to all terms and conditions set forth above and acknowledges receipt of a copy of said Lease. This Lease is not binding upon Lessor until accepted by Lessor.


(Lessor) RGL LEASING CO.              (Lessee) SOMNUS MEDICAL TECHNOLOGIES, INC.
        ----------------------                 ---------------------------------

Accepted on  JULY 19, 1996            Executed on   JULY 19, 1996
            ------------------                     -----------------------------

By: /s/ Ronald G. Lax                     By: /s/  Stuart D. Edwards
    ---------------------------               ---------------------------------

Title PRINCIPAL                        Title  PRESIDENT & CEO
     -------------------------               -----------------------------------

                          Somnus Medical Technologies
                     995 Benicia Drive Sunnyvale, CA 94086
                      Tel 408 773-9121  FAX 408 773-9137
    -----------------------------------------------------------------------

To:            Stuart D. Edwards
Subject:       Prototype Facility Equipment

From:          Ronald G. Lax
Date:          May 23, 1996

    -----------------------------------------------------------------------

The following is a list of the equipment we discussed for our tooling facility. This would be available under the same terms as offered by Venture Leasing Company but would not decrease the amount available under that credit line.

1 ea      Eltee Pulsatron EDM Model # EP30/RDP
          S/N 1578, Machine tool section #TR20 S/N 1175 with Fehlman Swiss
          Jig bore Type KS200 table S/N 20985291 with Digital readout              24,150

1 ea      Chevalier FSG-618M 6x18 surface grinder S/N A3784056, ball bearing table, manual feed with Walker Fineline #LPB electromagnetic chuck,
          Walker Control # MMCV-1.5 Part # DXM9247, S/N 771-L                       5,870

1 ea      Deckel GK21 3D Pantograph Milling Machine S/N 10573                      34,500

1 ea      Rockwell Combination Belt/Disc Sander Model# 52-611 with base and         1,550
          Heavy duty caster base

1 ea      Rockwell Portable dust collector w/Baldor Drive # VL3503 Spec #             875
          34-168-167

1 ea      Torit Model 30 High Efficiency Dust Collector S/N IC 50966-2              2,480

1 ea      Delta Unisaw 10" Precision Table Saw, 5 HP 3 Phase Cat# 334-806           1,885

1 ea      Bulleri High Speed Contour Pin Router Model # 05 S/N 771-L                3,620

1 ea      Thelco Model 29 Vacuum chamber oven                                       1,825

1 ea      DuoSeal Laboratory Vacuum Pump with base and G.E. 1/2 HP Motor            1,230

                                                                        Total....  77,985

                                   EXHIBIT B

                       SOMNUS MEDICAL TECHNOLOGIES, INC.

                        AMORTIZATION TABLE - RGL LEASE

                                 July 1, 1996



                             [AMORTIZATION TABLE]